UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): June 28, 2013

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    OTHER EVENTS.

Effective June 28, 2013, Boston Scientific Corporation (the “Company”) entered into an agreement with Boston Scientific Funding LLC; Old Line Funding, LLC; Royal Bank of Canada; Liberty Street Funding LLC; and The Bank of Nova Scotia (the “Amendment”), which amended the Amended and Restated Credit and Security Agreement, dated as of November 7, 2007, as amended, by and among Boston Scientific Funding LLC; the Company; Royal Bank of Canada, as administrative agent; and other financial institutions from time to time party thereto (the “Credit Agreement”). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement as amended by the Amendment.

The Amendment (i) extended the term of the receivables facility under the Credit Agreement, which is secured by the Company's U.S. trade accounts receivables, for a two-year period through June 26, 2015; (ii) reduced the size of the facility from $350,000,000 to $300,000,000; (iii) added a maximum leverage covenant; (iv) added the ability of Lenders in any Group to elect to defer funding of their portion of a Borrowing Request for a period of up to 33 days; and (v) made certain technical amendments to the Credit Agreement.

The Amendment also amended the Amended and Restated Receivables Sale Agreement, dated as of November 7, 2007, as amended, by and between the Company and each of its direct or indirect wholly owned subsidiaries that become a seller thereunder and Boston Scientific Funding LLC, to make certain technical amendments thereto. In connection and concurrently with the Amendment, the Amended Fee Letter described in the Credit Agreement was amended and restated to modify certain fees thereunder.

From time to time, certain of the financial institutions party to the Credit Agreement and the Amendment have performed, and may in the future perform, various commercial banking, investment banking and advisory services for the Company for which they have received, and will receive, customary fees and expenses. In particular, certain of them are lenders under the Company's $2,000,000,000 senior unsecured credit facility entered into on April 18, 2012 and previously disclosed by the Company on a Current Report on Form 8-K.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text thereof, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.    Description

10.1
Amendment #7 to Amended and Restated Credit and Security Agreement and Amendment #3 to Amended and Restated Receivables Sale Agreement, dated as of June 28, 2013, by and among Boston Scientific Funding LLC; Boston Scientific Corporation; Old Line Funding, LLC; Royal Bank of Canada; Liberty Street Funding LLC; and The Bank of Nova Scotia.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2013	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President, Chief Corporate Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Amendment #7 to Amended and Restated Credit and Security Agreement, dated as of June 28, 2013, by and among Boston Scientific Funding LLC; Boston Scientific Corporation; Old Line Funding, LLC; Royal Bank of Canada; Liberty Street Funding LLC; and The Bank of Nova Scotia.